Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Mark Dankberg, Chief Executive Officer of ViaSat, Inc., certify that:
1.	I have reviewed this report on Form 10-K/A of ViaSat, Inc.; and
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: July 26, 2011

/s/ Mark Dankberg
Mark Dankberg
Chief Executive Officer